EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin L. Baehler, Executive Vice President and Chief Financial Officer of School Specialty, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the knowledge of the undersigned:

1.

The Annual Report on Form 10-K for the period from December 31, 2017 to December 29, 2018 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of School Specialty, Inc.

Date: March 14, 2019

/s/ Kevin L. Baehler
Kevin L. Baehler
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

This certification accompanies this Annual report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by School Specialty, Inc. for purposes of Securities Exchange Act of 1934.

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